CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited)	January 31, 2021

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.6%
COMMUNICATION SERVICES - 13.0%
Interactive Media & Services - 1.4%
Alphabet Inc., Class A Shares	13,082	$23,905,524	*

Media - 9.3%
Charter Communications Inc., Class A Shares	89,261	54,231,413	*
Comcast Corp., Class A Shares	1,255,460	62,233,152
DISH Network Corp., Class A Shares	1,379,877	40,044,031	*

Total Media		156,508,596

Wireless Telecommunication Services - 2.3%
T-Mobile US Inc.	302,365	38,122,179	*

TOTAL COMMUNICATION SERVICES		218,536,299

CONSUMER DISCRETIONARY - 3.5%
Internet & Direct Marketing Retail - 1.3%
Booking Holdings Inc.	11,311	21,992,317	*

Specialty Retail - 2.2%
Home Depot Inc.	135,083	36,583,178

TOTAL CONSUMER DISCRETIONARY		58,575,495

CONSUMER STAPLES - 3.5%
Beverages - 2.3%
Keurig Dr Pepper Inc.	666,826	21,205,067
PepsiCo Inc.	126,740	17,308,882

Total Beverages		38,513,949

Household Products - 1.2%
Reynolds Consumer Products Inc.	709,485	21,284,550

TOTAL CONSUMER STAPLES		59,798,499

ENERGY - 4.6%
Oil, Gas & Consumable Fuels - 4.6%
Chevron Corp.	323,686	27,578,047
ConocoPhillips	674,450	26,998,233
Enterprise Products Partners LP	1,129,660	22,853,022

TOTAL ENERGY		77,429,302

FINANCIALS - 21.8%
Banks - 9.2%
Bank of America Corp.	2,201,378	65,270,857
JPMorgan Chase & Co.	556,543	71,610,388
US Bancorp	418,815	17,946,223

Total Banks		154,827,468

See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2021 Quarterly Report	1

CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2021

SECURITY	SHARES	VALUE
Capital Markets - 2.5%
Bank of New York Mellon Corp.	523,105	$20,835,272
Charles Schwab Corp.	428,240	22,071,490

Total Capital Markets		42,906,762

Consumer Finance - 4.4%
American Express Co.	418,155	48,614,700
Capital One Financial Corp.	238,260	24,840,988

Total Consumer Finance		73,455,688

Diversified Financial Services - 1.5%
Berkshire Hathaway Inc., Class B Shares	114,610	26,116,181	*

Insurance - 4.2%
Marsh & McLennan Cos. Inc.	226,792	24,926,709
Progressive Corp.	259,838	22,655,275
Travelers Cos. Inc.	166,647	22,713,986

Total Insurance		70,295,970

TOTAL FINANCIALS		367,602,069

HEALTH CARE - 9.0%
Biotechnology - 1.4%
Amgen Inc.	100,400	24,239,572

Health Care Providers & Services - 4.4%
AmerisourceBergen Corp.	209,820	21,863,244
Anthem Inc.	91,882	27,287,116
UnitedHealth Group Inc.	71,950	24,001,081

Total Health Care Providers & Services		73,151,441

Pharmaceuticals - 3.2%
Johnson & Johnson	227,408	37,097,067
Merck & Co. Inc.	226,786	17,478,397

Total Pharmaceuticals		54,575,464

TOTAL HEALTH CARE		151,966,477

INDUSTRIALS - 17.0%
Aerospace & Defense - 4.6%
Northrop Grumman Corp.	95,920	27,491,631
Raytheon Technologies Corp.	751,637	50,156,737

Total Aerospace & Defense		77,648,368

Air Freight & Logistics - 2.0%
United Parcel Service Inc., Class B Shares	217,455	33,705,525

Electrical Equipment - 1.3%
Vertiv Holdings Co.	1,126,306	22,661,277

Industrial Conglomerates - 2.9%
Honeywell International Inc.	246,300	48,119,631

See Notes to Schedule of Investments.

2	ClearBridge Large Cap Value Fund 2021 Quarterly Report

CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2021

SECURITY	SHARES	VALUE
Machinery - 6.2%
Deere & Co.	191,310	$55,250,328
Illinois Tool Works Inc.	153,430	29,797,640
Otis Worldwide Corp.	286,138	18,498,822

Total Machinery		103,546,790

TOTAL INDUSTRIALS		285,681,591

INFORMATION TECHNOLOGY - 11.9%
Communications Equipment - 2.0%
Motorola Solutions Inc.	201,535	33,767,189

Electronic Equipment, Instruments & Components - 3.6%
TE Connectivity Ltd.	510,002	61,404,241

Semiconductors & Semiconductor Equipment - 3.7%
Lam Research Corp.	78,523	38,001,206
QUALCOMM Inc.	155,290	24,268,721

Total Semiconductors & Semiconductor Equipment		62,269,927

Software - 2.1%
Microsoft Corp.	74,758	17,340,866
Oracle Corp.	301,350	18,210,580

Total Software		35,551,446

Technology Hardware, Storage & Peripherals - 0.5%
Apple Inc.	61,450	8,108,942

TOTAL INFORMATION TECHNOLOGY		201,101,745

MATERIALS - 5.1%
Chemicals - 3.9%
Air Products & Chemicals Inc.	155,468	41,472,644
PPG Industries Inc.	175,610	23,656,423

Total Chemicals		65,129,067

Construction Materials - 1.2%
Martin Marietta Materials Inc.	69,870	20,081,336

TOTAL MATERIALS		85,210,403

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 2.0%
American Tower Corp.	151,721	34,495,287

UTILITIES - 6.2%
Electric Utilities - 2.8%
Edison International	794,987	46,236,444

Multi-Utilities - 3.4%
Sempra Energy	468,328	57,960,273

TOTAL UTILITIES		104,196,717

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $984,349,803)		1,644,593,884

See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2021 Quarterly Report	3

CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2021

SECURITY	RATE	SHARES	VALUE
SHORT-TERM INVESTMENTS - 1.2%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	15,940,193	$15,940,193
Western Asset Premier Institutional U.S. Treasury
Reserves, Premium Shares	0.010%	3,985,048	3,985,048	(a)

TOTAL SHORT-TERM INVESTMENTS (Cost - $19,925,241)			19,925,241

TOTAL INVESTMENTS - 98.8% (Cost - $1,004,275,044)			1,664,519,125
Other Assets in Excess of Liabilities - 1.2%			19,890,902

TOTAL NET ASSETS - 100.0%			$1,684,410,027

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At January 31, 2021, the total market value of investments in Affiliated Companies was $3,985,048 and the cost was $3,985,048 (Note 2).

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	ClearBridge Large Cap Value Fund 2021 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$1,644,593,884	—	—	$1,644,593,884
Short-Term Investments†	19,925,241	—	—	19,925,241

Total Investments	$1,664,519,125	—	—	$1,664,519,125

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended January 31, 2021. The following transactions were effected in such company for the period ended January 31, 2021.

	Affiliate Value at October 31, 2020	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$3,486,542	$20,413,726	20,413,726	$19,915,220	19,915,220

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at January 31, 2021
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$109	—	$3,985,048

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